Credit Facilities	6 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Credit Facilities

Note 6 – Credit Facilities

Short term loans - banks:

Outstanding balances on short-term bank loans consisted of the following:

	December 31, 2018		June 30, 2018
	(unaudited)
Loans from China Construction Bank, each with an interest rate of 5.66% to 6.09% per annum, due between July 2018 and January 2019, guaranteed by Beijing Jinshengding Mineral Products Co., LTD, Mr. Xianfu Han, Ms. Chunying Wang, Mr. Weili He, and Ms. Junkun Chen.	$24,644,908	(1)	$26,062,665

(1)	As of the filing of this report, these loan balances are past due and in default due to nonpayment. The bank filed demands to freeze and/or put a lien on the Company’s assets, the personal assets of the individual guarantors, and the guarantors of the loans. The court has granted such demand but the bank has not taken any action to enforce such demand. The Company is in the process of negotiating a renewal of the loans with the bank and the Company has not received any demand notice from the bank to pay off the loans immediately.

Beijing Jinshengding Mineral Products Co., LTD is a supplier to the Company. Mr. Xianfu Han was the Company’s Chief Executive Officer. Chunying Wang is the spouse of Mr. Xianfu Han. Mr. Weili He was the Company’s Interim Chief Financial Officer. Ms. Junkun Chen is the spouse of Mr. Weili He. Also see Note 7 – Related party transactions.

Interest expense was approximately $0.9 million and approximately $0.6 million for the six months ended December 31, 2018 and 2017, respectively.